Pacific Enterprises is today filing with the Commission its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003.

	To accompany the report we are enclosing the statements of Pacific Enterprises' Chief Executive Officer and Chief Financial
Officer pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002.





Statement of Chief Executive Officer

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Pacific Enterprises (the "Company") certifies that:

(i)	the Quarterly Report on Form 10-Q of the Company filed with
the Securities and Exchange Commission for the quarterly period ended March 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.



May 5, 2003
                                           /s/ Stephen L. Baum
                                         ______________________
                                           Stephen L. Baum
                                           Chief Executive Officer





Statement of Chief Financial Officer

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Pacific Enterprises (the "Company") certifies that:

(i)	the Quarterly Report on Form 10-Q of the Company filed with
the Securities and Exchange Commission for the quarterly period ended March 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.



May 5, 2003
                                               /s/ Neal E. Schmale
                                              ______________________
                                               Neal E. Schmale
                                               Chief Financial Officer